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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 1998


                                  ROMTECH, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                          0-27102                   23-2694937
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


2000 Cabot Blvd. West, Suite 110, Langhorne, PA                  19047-1833
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5. Other Events.

      On October 26, 1998, RomTech, Inc. (the "Company") issued a press release announcing that its Board of Directors authorized the Company to purchase shares of its Common Stock in the marketplace. Pursuant to the authorization, the Company can repurchase up to $1,000,000 of its Common Stock, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      a.    None.

      b.    None.

      c.    Exhibits.

            99.1 Press Release dated October 26, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROMTECH, INC.


                                          By: /s/ Gerald W. Klein
                                              -------------------------------
                                              Gerald W. Klein, President,
                                              Chief Executive Officer and
                                              Chief Financial Officer

Dated: November 2, 1998